Warrants	12 Months Ended
Dec. 31, 2021
Warrants [Abstract]
Warrants

Note 12. Warrants

Common Stock Warrants Issued with Borrowings

In 2019, in connection with the Loan Agreement, the Company issued a warrant to purchase 30,000 shares of common stock with an exercise price of $1.66 per share. The warrant was immediately exercisable and expires in August 2029. The warrant remains outstanding as of December 31, 2021.

In connection with the Loan Agreement, the Company also agreed to issue a warrant to purchase an additional 30,000 shares of common stock with an exercise price of $1.66 per share if the Company drew on the $5,000,000 term loan. The Company recorded the additional warrants on December 5, 2019, when the Company borrowed the full amount of the term loan. The warrant was immediately exercisable and expires in August 2029. The warrant remains outstanding as of December 31, 2021.

The Company’s common stock warrants were recorded to additional paid-in capital at fair value as of the date of issuance using the Black-Scholes valuation model. The fair values of the warrants issued in August 2019 and December 2019 were estimated at $39,000 and $49,000, respectively. The initial amount allocated to the warrants is accounted for as a discount to the related debt and amortized to interest expense over the loan term using the effective interest method.